Exhibit 4.5

AMENDMENT NO. 1

TO

SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 1 TO THE SHAREHOLDERS’ AGREEMENT (this “Agreement”) is made and entered into as of April 30, 2021 by and among:

1.

Full Truck Alliance Co. Ltd., an exempted company organized under the laws of the Cayman Islands with its registered office located at Vistra (Cayman) Limited, P. O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1 – 1205, Cayman Islands (the “Company”);

2.	Persons listed on Schedule I hereto who collectively constitute the Majority Ordinary Shareholders as defined in the Shareholders’ Agreement (as defined below);

3.	Persons listed on Schedule II-1 hereto who collectively constitute the Majority Series A Preferred Shareholders as defined in the Shareholders’ Agreement (as defined below);

4.	Persons listed on Schedule II-2 hereto who collectively own the majority of the Series A-15 Preferred Shares (the “Majority Series A-15 Preferred Shareholders”); and

5.	Persons listed on Schedule II-3 hereto who collectively own the majority of the Series A-16 Preferred Shares (the “Majority Series A-16 Preferred Shareholders”).

RECITALS

WHEREAS the Company, holders of the Ordinary Shares, holders of the Preferred Shares, certain subsidiaries of the Company and certain individuals entered into the Fifth Amended and Restated Shareholders’ Agreement, dated as of November 17, 2020 (the “Shareholders’ Agreement”), in relation to the management of the Company and the relationship between the shareholders of the Company and other related parties.

WHEREAS the Company proposes to engage in a public offer (the “IPO”) and sale of American depositary shares representing the Company’s Class A Ordinary Shares, and pursuant to Section 16.4 of the Shareholders’ Agreement, the Majority Ordinary Shareholders on behalf of themselves and all holders of the Ordinary Shares, the Majority Series A Preferred Shareholders on behalf of themselves and all holders of the Series A Preferred Shares, the Majority Series A-15 Preferred Shareholders on behalf of themselves and all holders of the Series A-15 Preferred Shares, and the Majority Series A-16 Preferred Shareholders on behalf of themselves and all holders of the Series A-16 Preferred Shares are willing to enter into this Agreement on the terms and conditions set forth herein in connection with the IPO, which shall amend the Shareholders’ Agreement.

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NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	The following is hereby added as Section 7.5 of the Shareholders’ Agreement:

“Termination of Rights. The provisions under this Section 7 shall terminate upon the consummation of a Qualified IPO.”

2.	The following is hereby added as Section 15.11(xii) of the Shareholders’ Agreement:

“This Section 15.11 shall terminate upon the date on which both AMC Funds (i) cease to be a registered shareholder holding any Ordinary Shares or Preferred Shares of the Company on the Company’s register of members or (ii) have notified the Company that they no longer beneficially own any Share of the Company, whichever is the earlier.”

3.

From and after the date hereof, (i) all references in the Shareholders’ Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Shareholders’ Agreement shall mean the Shareholders’ Agreement as amended by this Agreement, (ii) all references in the other documents of the Company (including without limitation the memorandum and articles of association of the Company) to the Shareholders’ Agreement shall mean the Shareholders’ Agreement, as amended by this Agreement.

4.

The parties hereto hereby ratify and confirm the Shareholders’ Agreement as modified hereby. Except as modified and amended by this Agreement, the Shareholders’ Agreement and the respective rights and obligations of the parties thereunder shall be and remain unmodified and in full force and effect.

5.	This Agreement shall be governed by and construed under the laws of Hong Kong, without regard to principles of conflicts of law thereunder.

6.

If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use reasonable efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the parties’ intent in entering into this Agreement.

7.

This Agreement may be executed (including facsimile signature or emailed signature) in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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8.

Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof shall be resolved in accordance with the dispute resolution mechanism set out in Section 16.15 of the Shareholders’ Agreement.

9.	All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Shareholders’ Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE COMPANY:

Full Truck Alliance Co. Ltd.

By:	/s/ Hui Zhang
Name:	Hui Zhang
Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

DAI WJ HOLDINGS LIMITED

By:	/s/ Wenjian Dai
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

LIU XF HOLDINGS LIMITED

By:	/s/ Xianfu Liu
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TANG TG HOLDINGS LIMITED

By:	/s/ Tianguang Tang
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

LUO P HOLDINGS LIMITED

By:	/s/ Peng Luo
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GREAT OAK TRADING LTD.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

DWJ PARTNERS LIMITED

By:	/s/ Wenjian Dai
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

MASTER QUALITY GROUP LIMITED

By:	/s/ SHAO Ya Ci CHEN You Rui
Name:	SHAO Ya Ci CHEN You Rui
Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GENG XF HOLDINGS LIMITED

By:	/s/ Xiaofang Geng
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

STAR BEAUTY GLOBAL LIMITED

By:	/s/ Wong Man Chai
Name:	Wong Man Chai
Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

CLOUSE S.A. ACTING FOR THE ACCOUNT OF ITS COMPARTMENT 27

By:	/s/ Sandra Bur /s/ San-Marie Greeff
	Name:	Sandra Bur San-Marie Greeff
	Title:	Director Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PESP VIII LIMITED

By:	/s/ Weidong (Richard) JI
Name: Weidong (Richard) JI
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

AROMA TALENT LIMITED

By:	/s/ Wu Shang Tun Mason
Name: Wu Shang Tun Mason
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FULL LOAD LOGISTICS INFORMATION CO. LTD

By:	/s/ Hui Zhang
Name: Hui Zhang
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

MORESPARK LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

HILLHOUSE TCA TRK HOLDINGS LIMITED

By:	/s/ Jennifer Neo
Name: Jennifer Neo
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

HILLHOUSE TRK-III HOLDINGS LIMITED

By:	/s/ Jennifer Neo
Name: Jennifer Neo
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SHANGHAI DINGBEI ENTERPRISE MANAGEMENT CONSULTING PARTNERSHIP (LIIMITED PARTNERSHIP)

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

REDVIEW CAPITAL INVESTMENT VI LIMITED

By:	/s/ Yang Yan
Name: Yang Yan
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

Hero Fine Group Limited

By:	/s/ Kong Jian Min
Name: Title:	Kong Jian Min
Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

EASTERN BELL INTERNATIONAL XXIV LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year Fust above written.

VIOLET SPRINGS INTERNATIONAL LTD

By:	/s/ Chane Yunzhuan
Name: Chane Yunzhuan
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders: Pantheon Access Co-Investment Program, L.P. – Series 140 By: Pantheon Access (US) GP, LLC, its general partner By: Pantheon Ventures Inc., its sole member

By:	/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

Pantheon Multi-Strategy Primary Program 2014, L.P. – Series 200

By: Pantheon Multi-Strategy Program 2014 US GP, LLC, its general partner

By: Pantheon Ventures Inc., its sole member

By:	/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

Pantheon International PLC

By: Pantheon Ventures (UK) LLP, its attorney-in-fact

By:	/s/ Erik Wong
Name:	Erik Wong
Title:	Partner

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GGV CAPITAL VI L.P. BY: GGV CAPITAL VI L.L.C., ITS GENERAL PARTNER

BY:	/s/ STEPHEN HYNDMAN
NAME:	STEPHEN HYNDMAN
TITLE:	ATTORNEY IN FACT

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GGV CAPITAL VI PLUS L.P. BY: GGV CAPITAL VI PLUS L.L.C., ITS GENERAL PARTNER

BY:	/s/ STEPHEN HYNDMAN
NAME:	STEPHEN HYNDMAN
TITLE:	ATTORNEY IN FACT

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GGV VII INVESTMENTS PTE. LTD.

By:	/s/ Stephen Hyndman
Name: Stephen Hyndman
Title: Attorney in Fact

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GGV Capital VI Entrepreneurs Fund L.P. By: GGV Capital VI Entrepreneurs Fund L.L.C., its General Partner

By:	/s/ Stephen Hyndman
Name:	Stephen Hyndman
Title:	Attorney in Fact

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GGV VII PLUS INVESTMENTS PTE. LTD.

By:	/s/ Stephen Hyndman
Name: Stephen Hyndman
Title: Attorney in Fact

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FOR AND ON BEHALF OF GGV (FT) LLC

GGV VII Investments Pte. Ltd.

By:	/s/ Stephen Hyndman
Name: Stephen Hyndman Title: Attorney in Fact

GGV VII Plus Investments Pte. Ltd.

By:	/s/ Stephen Hyndman
Name: Stephen Hyndman Title: Attorney in Fact

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GENESIS CAPITAL ILP

By:	/s/ Ryan Szeto
Name: Ryan Szeto
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SUN DRAGON LIMITED

By:	/s/ Hing Bong Humbert PANG
Name: Hing Bong Humbert PANG
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TENCENT MOBILITY LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ALL-STARS SP VI LIMITED

By:	/s/ Weidong (Richard) JI
Name: Weidong (Richard) JI
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TENG YUE PARTNERS MASTER FUND, LP

By:	/s/ Tao Li
Name: Tao Li
Title: General Partner

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TENG YUE PARTNERS RDLT, LP

By:	/s/ Tao Li
Name: Tao Li
Title: General Partner

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TYP HOLDINGS, LLC

By:	/s/ Tao Li
Name: Tao Li
Title: Managing Member

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

BAIDU CAPITAL L.P.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

MARBLE INVESTMENT COMPANY LIMITED

By:	/s/ Yi CHEN
Name: Yi CHEN
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TECHGIANT LIMITED

By:	/s/ Melissa Ma
Name: Melissa Ma
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ALL-STARS PESP II LIMITED

By:	/s/ Weidong (Richard) JI
Name: Weidong (Richard) JI
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ALL-STARS SP VIII LIMITED

By:	/s/ Weidong (Richard) JI
Name: Weidong (Richard) JI
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ALL-STARS PEIISP IV LIMITED

By:	/s/ Weidong (Richard) JI
Name: Weidong (Richard) JI
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TRUCK WORK LOGISTICS INFORMATION CO., LTD

By:	/s/ Wang Gang
Name: Wang Gang
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

LIGHTSPEED CHINA PARTNERS I, L.P.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

LIGHTSPEED CHINA PARTNERS I-A, L.P.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

LIGHTSPEED VENTURE PARTNERS SELECT II, L.P.

By:	Lightspeed General Partner Select II, L.P., its general partner

By:	Lightspeed Ultimate General Partner Select II, Ltd., its general partner

By:	/s/ Ravi Mhatre
Name: Ravi Mhatre
Title: Duly authorized signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

LIGHTSPEED OPPORTUNITY FUND, L.P.

By:	Lightspeed General Partner Opportunity Fund, L.P., its general partner

By:	Lightspeed Ultimate General Partner Opportunity Fund, Ltd., its general partner

By:	/s/ Ravi Mhatre
Name: Ravi Mhatre
Title: Duly authorized signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SCC VENTURE V HOLDCO I, LTD.

By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SCC GROWTH IV 2018-H, L.P.

By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SUNSHINE LOGISTICS INVESTMENT LIMITED

By:	/s/ Xin Huang
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TYRUS-DA GLOBAL SHARING ECONOMY NO. 2

By:	/s/ Eun Ae Yoon
Name: Eun Ae Yoon
Title: CEO

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

CAPITAL CHAMPION HOLDINGS LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

NANJING AI DE FU LUO NA INFORMATION TECHNOLOGY INVESTMENT PARTNERSHIP (LIMITED PARTNERSHIP)

By:	/s/ LiBo
Name: LiBo
Title: Representative Appointed by Executive Partner

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

XIANG HE FUND I, L.P.

BY ITS GENERAL PARTNER: XIANG HE PARTNERS I, L.P.

BY ITS GENERAL PARTNER: XIANG HE I GP, LTD

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

XIANG HE FUND II, L.P.

BY ITS GENERAL PARTNER: XIANG HE PARTNERS II, L.P.

BY ITS GENERAL PARTNER: XIANG HE II GP, LTD

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

XIANG HE FUND GAMMA, L.P.

BY ITS GENERAL PARTNER: XIANG HE PARTNERS I, L.P.

BY ITS GENERAL PARTNER: XIANG HE I GP, LTD

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

CMC SCANIA HOLDINGS LIMITED

By:	/s/ CHEN Xian
Name: CHEN Xian Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

CMC SCANIA II LIMITED

By:	/s/ CHEN Xian
	Name:	CHEN Xian
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

INTERNET FUND IV PTE. LTD.

By:	/s/ Venkatagiri Mudeliar
Name:	Venkatagiri Mudeliar
Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ARTIST GROWTH OPPORTUNITY FUND I LP

By:	/s/ Jonathan Sands
	Name:	Jonathan Sands
	Title:	CEO

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ARTIST GROWTH OPPORTUNITY I LP

By:	/s/ Jonathan Sands
	Name:	Jonathan Sands
	Title:	CEO

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GUIYANG VENTURE CAPITAL CO., LTD.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

EASTERN BELL V INVESTMENT LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

EASTERN BELL INTERNATIONAL II LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FORTUNE NICE INTERNATIONAL LIMITED

By:	/s/ Huang Xiao Fang
	Name:	Huang Xiao Fang
	Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SVF TRUCK (SINGAPORE) PTE. LTD.

By:	/s/ Martin O’Regan
	Name:	Martin O’Regan
	Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SVF II SAGE SUBCO (SINGAPORE) PTE. LTD.

By:	/s/ Martin O’Regan
	Name:	Martin O’Regan
	Title:	Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

KITE HOLDINGS, LLC

By: Farallon Capital Management, L.L.C., its Manager

By:	/s/ William S. Seybold
	Name:	William S. Seybold
	Title:	Managing Member

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

CAPITALG LP
BY: CAPITALG GP LLC
ITS: GENERAL PARTNER

By:	/s/ Jeremiah Gordon
	Name:	Jeremiah Gordon
	Title:	General Counsel and Secretary

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SCOTTISH MORTGAGE INVESTMENT TRUST PLC, acting through its agent, Baillie Gifford & Co.

By:	/s/ Tom Slater
Name: Tom Slater
Title: Authorised Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SUPER TROLLEY INVESTMENT LIMITED

By:	/s/ Zhou Qiuyuan
Name: Zhou Qiuyuan
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SUPER MINI INVESTMENT LIMITED

By:	/s/ Zhou Qiuyuan
Name: Zhou Qiuyuan
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SUPER KAR INVESTMENT LIMITED

By:	/s/ Zhou Qiuyuan
Name: Zhou Qiuyuan
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SUPER VAN INVESTMENT LIMITED

By:	/s/ Zhou Qiuyuan
Name: Zhou Qiuyuan
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SUPER TRUCK INVESTMENT LIMITED

By:	/s/ Zhou Qiuyuan
Name: Zhou Qiuyuan
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ROSE WORLD CAPITAL LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

NORTH LAND GLOBAL LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

WF ASIAN RECONNAISSANCE FUND LIMITED

By:	/s/ Graham Ernst
Name: Graham Ernst
Title: Authorised signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of ‘the date and year first above written.

DYNAMIC MOVE INVESTMENTS LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GSR VENTURES VI (SINGAPORE) PTE. LTD.

By:
Name:
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Shareholders:

China Internet Investment Fund (Limited Partnership)

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SHANGHAI SHENGJIA XINLUE INVESTMENT CENTER LLP

By:	/s/ Lu. Lina
Name: Lu. Lina
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PROPITIOUS MORNINGSTAR LIMITED

By:	/s/ Xuefeng Ren
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

NING ZHANG

By:	/s/ Ning Zhang
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TR CHINA HOLDINGS 8

By:	/s/ Sau Chi Ming
Name: Sau Chi Ming
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SEQUOIA CAPITAL GLOBAL GROWTH FUND III – 2020-B, L.P.

By:	/s/ Andrew Shaw Reynolds
	Name:	Andrew Shaw Reynolds
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SEQUOIA CAPITAL GLOBAL GROWTH FUND III – ENDURANCE PARTNERS, L.P.

By:	/s/ Andrew Shaw Reynolds
	Name:	Andrew Shaw Reynolds
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TITANIUM GROWTH INVESTMENT LIMITED

By:	/s/ HANNAH DUNNELL
Name: HANNAH DUNNELL
Title: DIRECTOR

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FIDELITY CHINA SPECIAL SITUATIONS PLC

By:	/s/ Natalia de Sousa
Name: Natalia de Sousa
Title: Company Secretary and authorised signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FIL INVESTMENT MANAGEMENT
(HONG KONG) LIMITED
as professional fiduciary for and on behalf of

FIDELITY INVESTMENT FUNDS
FIDELITY FUNDS
ERI-BAYERNINVEST-FONDS AKTIEN
ASIEN

By:	/s/ Jackie Chien
Name: Jackie Chien
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

RACING SPORTS LIMITED

By:	/s/ Xin Huang
Name:
Title:

[Signature Page to Amendment No. 1 to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SCEP MASTER FUND

By:	/s/ Cao Fang
Name: Cao Fang
Title: Director

[Signature Page to Amendment No. 1 to Shareholders Agreement]

Schedule I

Majority Ordinary Shareholders

1.	Dai WJ Holdings Limited
2.	Liu XF Holdings Limited
3.	Tang TG Holdings Limited
4.	Luo P Holdings Limited
5.	Great Oak Trading LTD.
6.	DWJ Partners Limited
7.	Master Quality Group Limited
8.	GENG XF Holdings Limited
9.	Star Beauty Global Limited
10.	Clouse S.A. acting for the account of its compartment 27
11.	PESP VIII Limited
12.	AROMA TALENT LIMITED
13.	Full Load Logistics Information Co., Ltd

Schedule II-1

Majority Series A Preferred Shareholders

1.	Morespark Limited
2.	Hillhouse TCA TRK Holdings Limited
3.	Hillhouse TRK-III Holdings Limited
4.	Shanghai Dingbei Enterprise Management Consulting Partnership (Limited Partnership)
5.	Redview Capital Investment VI Limited
6.	HERO FINE GROUP LIMITED
7.	Eastern Bell International XXIV Limited
8.	Violet Springs International Ltd
9.	Pantheon Access Co-Investment Program, L.P. – Series 140
10.	Pantheon Multi-Strategy Primary Program 2014, L.P. – Series 200
11.	Pantheon International PLC
12.	GGV Capital VI L.P.
13.	GGV Capital VI Plus L.P.
14.	GGV VII Investments Pte. Ltd.
15.	GGV Capital VI Entrepreneurs Fund L.P.
16.	GGV VII Plus Investments Pte. Ltd.
17.	GGV (FT) LLC
18.	Genesis Capital I LP
19.	SUN DRAGON LIMITED
20.	Tencent Mobility Limited
21.	All-Stars SP VI Limited
22.	Teng Yue Partners Master Fund, LP
23.	Teng Yue Partners RDLT, LP
24.	TYP Holdings, LLC
25.	BAIDU CAPITAL L.P.
26.	Marble Investment Company Limited
27.	TECHGIANT LIMITED
28.	All-Stars PESP II Limited
29.	All-Stars SP VIII Limited
30.	All-Stars PEIISP IV Limited
31.	Truck Work Logistics Information Co., Ltd
32.	Lightspeed China Partners I, L.P.
33.	Lightspeed China Partners I-A, L.P.,
34.	LIGHTSPEED VENTURE PARTNERS SELECT II, L.P.
35.	Lightspeed Opportunity Fund, L.P.,
36.	SCC Venture V Holdco I, Ltd.
37.	SCC GROWTH IV 2018-H, L.P.
38.	Sunshine Logistics Investment Limited
39.	Tyrus-DA Global Sharing Economy No. 2
40.	Capital Champion Holdings Limited
41.	Nanjing Ai De Fu Luo Na Information Technology Investment Partnership (Limited Partnership),
42.	Xiang He Fund I, L.P.
43.	Xiang He Fund II, L.P.
44.	Xiang He Fund Gamma, L.P.
45.	CMC Scania Holdings Limited
46.	CMC Scania II Limited
47.	Internet Fund IV Pte. Ltd.

48.	Artist Growth Opportunity Fund I LP
49.	Artist Growth Opportunity I LP
50.	Guiyang Venture Capital Co., Ltd.
51.	Eastern Bell V Investment Limited
52.	Eastern Bell International II Limited
53.	Fortune Nice International Limited
54.	SVF Truck (Singapore) Pte. Ltd.
55.	SVF II Sage Subco (Singapore) Pte. Ltd.
56.	Kite Holdings, LLC
57.	CapitalG LP
58.	Scottish Mortgage Investment Trust plc
59.	Super Trolley Investment Limited
60.	Super Mini Investment Limited
61.	Super Kar Investment Limited
62.	Super Van Investment Limited,
63.	Super Truck Investment Limited
64.	Full Load Logistics Information Co., Ltd
65.	Rose World Capital Limited
66.	North Land Global Limited
67.	WF ASIAN RECONNAISSANCE FUND LIMITED
68.	DYNAMIC MOVE INVESTMENTS LIMITED
69.	GSR VENTURES VI (SINGAPORE) PTE. LTD.
70.	China Internet Investment Fund (Limited Partnership)
71.	Shanghai Shengjia Xinlue Investment Center LLP
72.	Propitious Morningstar Limited
73.	Ning Zhang
74.	TR China Holdings 8
75.	SEQUOIA CAPITAL GLOBAL GROWTH FUND III—2020-B, L.P.
76.	SEQUOIA CAPITAL GLOBAL GROWTH FUND III—ENDURANCE PARTNERS, L.P.
77.	Titanium Growth Investment Limited
78.	Fidelity China Special Situations PLC
79.	Fidelity Investment Funds
80.	Fidelity Funds
81.	ERI-BayernInvest-Fonds Aktien Asien
82.	Racing Sports Limited
83.	SCEP Master Fund

Schedule II-2

Majority Series A-15 Preferred Shareholders

1.	Full Load Logistics Information Co., Ltd
2.	Super Trolley Investment Limited
3.	Super Mini Investment Limited
4.	Super Kar Investment Limited
5.	Super Van Investment Limited,
6.	Super Truck Investment Limited
7.	LIGHTSPEED VENTURE PARTNERS SELECT II, L.P.
8.	Tencent Mobility Limited
9.	SCC GROWTH IV 2018-H, L.P.
10.	All-Stars PESP II Limited
11.	All-Stars SP VIII Limited
12.	Genesis Capital I LP
13.	Eastern Bell International II Limited
14.	Hillhouse TRK-III Holdings Limited
15.	Teng Yue Partners Master Fund, LP
16.	Teng Yue Partners RDLT, LP
17.	Capital Champion Holdings Limited
18.	Xiang He Fund I, L.P.
19.	GGV Capital VI L.P.
20.	GGV Capital VI Entrepreneurs Fund L.P.
21.	SVF Truck (Singapore) Pte. Ltd.
22.	Propitious Morningstar Limited
23.	China Internet Investment Fund (Limited Partnership)
24.	Kite Holdings, LLC
25.	CapitalG LP
26.	Scottish Mortgage Investment Trust plc
27.	WF ASIAN RECONNAISSANCE FUND LIMITED
28.	GSR VENTURES VI (SINGAPORE) PTE. LTD.
29.	Shanghai Shengjia Xinlue Investment Center LLP
30.	DYNAMIC MOVE INVESTMENTS LIMITED
31.	Rose World Capital Limited
32.	North Land Global Limited
33.	Ning Zhang

Schedule II-3

Majority Series A-16 Preferred Shareholders

1.	SEQUOIA CAPITAL GLOBAL GROWTH FUND III - 2020-B, L.P.
2.	SEQUOIA CAPITAL GLOBAL GROWTH FUND III - ENDURANCE PARTNERS, L.P.
3.	Titanium Growth Investment Limited
4.	SVF Truck (Singapore) Pte. Ltd.
5.	Fidelity China Special Situations PLC
6.	Fidelity Investment Funds
7.	Fidelity Funds
8.	Quilter Investors OEIC
9.	ERI-BayernInvest-Fonds Aktien Asien
10.	Xiang He Fund II, L.P.
11.	Xiang He Fund Gamma, L.P.
12.	Hillhouse TRK-III Holdings Limited
13.	All-Stars PEIISP IV Limited
14.	Lightspeed Opportunity Fund, L.P.
15.	Scottish Mortgage Investment Trust plc
16.	Racing Sports Limited
17.	CMC Scania II Limited
18.	GGV VII Investments Pte. Ltd.
19.	GGV VII Plus Investments Pte. Ltd.
20.	GGV (FT) LLC
21.	Morespark Limited